Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Unico, Incorporated (the “Company”) on Form 10-K/A for the period ended February 29, 2008 as filed with the Securities and Exchange Commission (the “Report”), I Kenneth Wiedrich, Chief Financial Officer of Unico, Incorporated (the "Company"), hereby certify pursuant to 18 U.S.C. §1350, was adopted pursuant to §906 of the Sarbanes Oxley Act of 2002, that:

1.

the Annual Report on Form 10-K of the Company for the fiscal year ended February 29, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 11, 2009	/s/ Kenneth Wiedrich Kenneth Wiedrich Chief Financial Officer